Exhibit 10.17(i)
AMENDMENT No. 9 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 9 to Purchase Agreement DCT-025/2003, dated as of May 24, 2010 (“Amendment 9”) relates to the Purchase Agreement DCT-025/2003 (“Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment 9 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 9 and the Purchase Agreement, this Amendment 9 shall control.
WHEREAS, [***].
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. Changes in the Escalation Formula
[***]
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 9, shall remain in full force and effect without any change.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 9 to Purchase Agreement DCT-025/2003	Page 1 of 3
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AMENDMENT No. 9 TO PURCHASE AGREEMENT DCT-025/2003
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 9 to the Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira			JetBlue Airways Corporation
de Aeronáutica S.A.

By:	/s/ Pablo Cesar Souza e Silva		By:	/s/ Mark D. Powers

	Name:	Pablo Cesar Souza e Silva		Name:	Mark D. Powers
	Title:	Executive Vice-President		Title:	Senior Vice President and Treasurer
Airline Market

By:	/s/ Eduardo Munhos de Campos

	Name:	Eduardo Munhos de Campos
	Title:	Vice-President Contracts
Airline Market

Date:	May 26th, 2010		Date:	05/24/10
Place:	S. Jose Dos Campos, Brasil		Place:	Forest Hills, NY

Witness:	/s/ Carlos Martins Dutra		Witness:	/s/ Laura Kong

	Name:	Carlos Martins Dutra		Name:	Laura Kong

Amendment No. 9 to Purchase Agreement DCT-025/2003	Page 2 of 3
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ATTACHMENT “D2” — ESCALATION FORMULA
[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment “D2” to PA DCT-025/2003	Page 3 of 3